Income Taxes	12 Months Ended
Dec. 31, 2022
Income Taxes
Income Taxes

Note 11 – Income Taxes

As of December 31, 2022, the Company had net operating loss carry forwards of approximately $7,955,000 that may be available to reduce future years' taxable income in varying amounts through 2034. Future tax benefits which may arise as a result of these losses have not been recognized in these financial statements, as their realization is determined not likely to occur and accordingly, the Company has recorded a valuation allowance for the deferred tax asset relating to these tax loss carry-forwards.

The provision for Federal income tax consists of the following for the years ended December 31, 2022 and 2021:

	2022	2021
Federal income tax benefit attributable to:
Current operations	$298,830	$366,510
Less: valuation allowance	(298,830)	(366,510)
Net provision for Federal income taxes	$-	$-

The cumulative tax effect at the expected rate of 21% (2020: 21%) of significant items comprising our net deferred tax amount is as follows at December 31, 2022 and 2021:

	December 31, 2022	December 31, 2021
Deferred tax asset attributable to:
Net operating loss carryover	$1,670,594	$1,371,764
Less: valuation allowance	(1,670,594)	(1,371,764)
Net deferred tax asset	$-	$-

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carry forwards of approximately $7,955,000 for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur net operating loss carry forwards may be limited as to use in future years.